VERSAR

# NEWS RELEASE

FOR IMMEDIATE RELEASE December 20, 2016

## VERSAR, INC. ANNOUNCES NOTICE OF ACCEPTANCE OF PLAN AND EXTENSION OF PERIOD TO RESTORE COMPLIANCE WITH NYSE MKT CONTINUED LISTING STANDARDS

**Offices**

**Headquarters**

Springfield, VA

**Inside the U.S.**

Aiea, HI
Atlanta, GA
Boise, ID
Chandler, AZ
Charleston, SC
Columbia, MD
Denver, CO
Dulles, VA
El Paso, TX
Germantown, MD
Newport News, VA
Oceanside, CA
Richardson, TX
San Antonio, TX
South Easton, MA

**Outside the U.S.**

Baghdad, Iraq
Kabul, Afghanistan
Clark, Philippines
Milton Keynes, UK

**Springfield, VA – December 20, 2016** – Versar, Inc. (NYSE MKT: VSR) announced today that the Company received a letter dated December 15, 2016, from NYSE MKT LLC (the "Exchange") stating that the Exchange has accepted the Company's plan to regain compliance with Sections 134 and 1101 of the Exchange's Company Guide (the "Company Guide"). Versar announced on October 20, 2016, that it was not in compliance with these requirements of the Company Guide due to the Company's failure to timely file its Annual Report on Form 10-K with the Securities and Exchange Commission ("SEC") for the year ended July 1, 2016. Subsequently, the Company also failed to timely file its Quarterly Report on Form 10-Q for the quarter ended September 30, 2016.

In its letter of December 15, 2016, the Exchange accepted the Company's plan to regain compliance with the Company Guide and granted an extension of the plan period through May 31, 2017, for the Company to achieve such compliance. The staff of the Exchange will review the Company periodically for compliance with the initiatives outlined in the plan. If the Company is not in compliance with the continued listing standards by May 31, 2017 or if the Company does not make progress consistent with the plan during the plan period, the Exchange staff will initiate delisting proceedings as appropriate.

On December 12, 2016, the Company reported that it had entered into a First Amendment and Waiver with Bank of America, N.A. as lender under its current credit facility addressing certain outstanding defaults and amending the facility, as previously announced. Since the defaults under the credit facility have been addressed, the Company intends to work diligently to file its periodic reports and restore compliance with the Exchange's listing standards.

According to Versar's Chief Executive Officer Tony Otten. "We understand our obligations under applicable NYSE rules and intent to fully comply with these requirements. We will work diligently to achieve compliance within the extension period provided by the Exchange. We are gratified by the NYSE's acceptance of our plan as we continue our initiative to return to a business trajectory toward growth and profitability."

**VERSAR, INC.**, headquartered in Springfield, Virginia, is a publicly-traded global project management company providing sustainable value oriented solutions to government and commercial clients in the construction management, environmental services, and professional services market areas.

**VERSAR** operates the following websites: www.versar.com and www.versarpps.com.

Find out more about **VERSAR** at

https://twitter.com/VersarInc
https://www.facebook.com/VersarInc
http://www.linkedin.com/company/38251

This news release contains forward-looking information. The forward-looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be significantly impacted by certain risks and uncertainties described herein and in Versar's Annual Report on Form 10-K filed with the Securities and Exchange Commission for the fiscal year ended June 26, 2015, as updated from time to time in the Company's periodic filings. The forward-looking statements are made as of the date hereof and Versar does not undertake to update its forward-looking statements.

| | | |
|---|---|---|
| Contact: | Karin Weber<br>M&A, Investor Relations Manager<br>Versar, Inc.<br>(703) 642-6706<br>kweber@versar.com | Robert Ferri<br>Robert Ferri Partners<br>(415) 575-1589<br>robert.ferri@robertferri.com |